                        MORTGAGE LOAN PURCHASE AGREEMENT

                  Mortgage Loan Purchase Agreement, dated as of September 21, 2000 (the "Agreement"), between UBS Principal Finance LLC (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset Securities Corporation (together with its successors and permitted assigns hereunder, the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of September 11, 2000, among the Purchaser as depositor, ORIX Real Estate Capital Markets LLC as master servicer and as special servicer (the "Master Servicer" and the "Special Servicer", respectively), LaSalle Bank National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

                  The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman"), UBS Warburg LLC ("UBSW") and Deutsche Bank Securities Inc. (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

                  In connection with the transactions contemplated hereby, the Seller, UBS (USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agent have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $331,704,226.06 (the "Initial Pool Balance") as of the close of business on September 11, 2000 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on September 28, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to _____% of the Initial Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a 33.202% Percentage Interest in each Class of Residual Interest Certificates (such Certificates, the "Seller's Residual Interest Certificates").

SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

         (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

         (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and when provided in the Pooling and Servicing Agreement, cause each assignment of Mortgage, each assignment of Assignment of Leases and each UCC-2 and UCC-3, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan). In addition, if within a reasonable period following the Closing Date, any of the assignments of Mortgage, assignments of Assignment of Leases or UCC Financing Statements in favor of the Trustee referred to above have not been submitted for recording or filing, as applicable, the Mortgage Loan Seller shall cause any such unrecorded or unfiled document to be delivered to the Trustee for recording or filing, as applicable, and the Mortgage Loan Seller shall request the Trustee to promptly undertake to record or file any such document upon its receipt thereof. On or before the Closing Date, the Seller shall provide the Purchaser and its designees (which include the Trustee, the Master Servicer and the Special Servicer) with one or more limited powers of attorney, as appropriate, to enable them to record any Mortgage Loan documents that, as contemplated by Section 2.01(c) of, or the definition of "Mortgage File" in, the Pooling and Servicing Agreement, are to be, but have not been, recorded.

         The Mortgage Loan Seller shall bear the reasonable out-of-pocket costs and expenses of all such recording and filing contemplated by the preceding paragraph. In connection therewith, on or before the Closing Date, the Seller shall deposit with the Recording/Filing Agent (which may be the Trustee and/or the Master Servicer) a cash amount equal to the product of $________ times the number of Mortgage Loans (the "Recording/Filing Reserve Funds") delivered hereunder on the Closing Date, which cash amount is to be applied toward the recording and filing of assignments and other instruments of transfer with respect to such Mortgage Loans, as contemplated herein and in the Pooling and Servicing Agreement. Until the completion of all recording and filing of all assignments and other instruments of transfer with respect to all the Mortgage Loans delivered hereunder on the Closing Date, as contemplated herein and in the Pooling and Servicing Agreement, the Seller shall not be entitled to reimbursement of any portion of the total Reserve/Recording Reserve Funds not otherwise needed to reimburse the Recording/Filing Agent for all out-of-pocket costs and expenses reasonably incurred by or on behalf of such Persons in connection with such recording and filing.

         (e) All documents and records relating to the Mortgage Loans and in the Seller's possession or under its control (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer).

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

SECTION 3. Representations, Warranties and Covenants of Seller.

         (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other limited liability company restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

                  (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                  (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                  (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  (x) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws; provided that an Affiliate of the Seller has entered into an agreement that provides for the merger of Paine Webber Group Inc. into such Affiliate, subject to the satisfaction of various conditions.

                  (xi) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

                  (xii) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

                  (xiii) Neither the Seller nor anyone acting on its behalf has
         (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

                  (xiv) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

                  (xv) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                  (xvi) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

                  (xvii) The Seller is not a Disqualified Organization.

                  (xviii) The Seller's sole member is UBS AG; under Treasury Regulation Section 301.7701-3, the Seller is treated, solely for United States federal income tax purposes, as a branch of UBS AG; UBS AG is foreign corporation within the meaning of Section 7701(a)(5) of the Internal Revenue Code of 1986 (the "Code"); for purposes of Treasury Regulation Section 1.860G-3(a)(3), UBS AG's income from the Seller's Residual Interest Certificates is subject to tax under Section 882 of the Code; for purposes of Treasury Regulation Section 1.860E-1(c)(4)(ii), UBS AG understands that, as holder of the Seller's Residual Interest Certificates for United States federal income tax purposes, UBS AG may incur tax liabilities in excess of any cash flows generated by the Seller's Residual Interest Certificates and that UBS AG intends to pay taxes associated with holding the Seller's Residual Interest Certificates. UBS AG shall provide to the Trustee, on or before the Closing Date, an effective and duly executed IRS Form W-8ECI, and to update such form as required under applicable Treasury Regulations.

         (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                  (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                  (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

SECTION 5. Notice of Breach; Cure; Repurchase.

(a) If the Seller discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in, or the value of, such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then the Seller shall within, 90 days after its discovery or receipt of notice of such Material Document Defect or Material Breach (such 90-day period, the "Initial Resolution Period") (or, in the case of a Material Document Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Mortgage Loan was, as of the Closing Date, a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof setting forth the reason that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgage Property). Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Without limiting any of the foregoing, (A) the absence of an original Mortgage Note, an original or a copy of a Mortgage (with or without evidence of recording thereon), an original or a copy of a lender's title insurance policy, an Assignment of Leases (with or without evidence of recording thereon, but only if separate from the related Mortgage) or, in the case of a Mortgage Loan secured by a hospitality or healthcare property, a filed UCC-1 financing statement from a Mortgage File or (B) any material adverse nonconformity to the Mortgage Loan Schedule of any such document or any material irregularity on the face thereof (without the presence of a factor, such as a lost note affidavit (in the case of a missing Mortgage Note) or a pro forma title policy or a commitment for title insurance "marked-up" at the closing of the subject Mortgage Loan (in the case of a missing title policy), that in the Trustee's reasonable and good faith judgment mitigates the subject absence, nonconformity or irregularity) shall be a Material Document Defect. Notwithstanding anything herein to the contrary, if a Mortgage Loan is not secured by a hospitality or healthcare property, then failure to file a UCC Financing Statement covering the Borrower's personalty at such Mortgaged Property would not be a Material Document Defect.

                  "Resolution Extension Period" shall mean:

                  (a) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

                  (b) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan as of the commencement of the Initial Resolution period and as to which a Servicing Transfer Event has not occurred throughout the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following the Seller's receipt of written notice from the Purchaser or its designee of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

                  (c) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of (i) the end of such Initial Resolution Period and (ii) the Seller's receipt of written notice from the Purchaser or its designee of the occurrence of such Servicing Transfer Event; and

                  (d) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days, provided that, if the Seller did not receive written notice from the Purchaser or its designee of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event will be deemed to have occurred during such Initial Resolution Period and clause (c) of this definition will be deemed to apply.

                  If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class Representative has consented (which consent shall not be unreasonably withheld); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in, or the value of, any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

                  It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

                  It is understood and agreed that the obligations of the Seller set forth in this Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such

Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

                  (b) If the Purchaser has identified as of January 28, 2002 one or more conditions that will become Recording/Title Policy Omissions with respect to any Mortgage Loan on March 28, 2002, if not earlier corrected, the Purchaser or one of its designees shall, on or about January 28, 2002 (or, if such day is not a Business Day, the first Business Day thereafter), provide written notification of such conditions that could become Recording/Title Policy Omissions to the Seller. On the later of March 28, 2002 and 60 days following delivery of the notice contemplated by the prior sentence, the Purchaser may, in its sole discretion, require the Seller to (and, at the direction of the Purchaser or its designee, the Seller shall) establish with or deliver to, as applicable, the Purchaser or its designee, with respect to each Mortgage Loan as to which there then exists a Recording/Title Policy Omission, a cash reserve (a "Recording/Title Policy Omission Cash Deposit") or a letter of credit (a "Recording/Title Policy Omission Credit") in an amount equal to 10% of the then outstanding principal balance of such Mortgage Loan. If, as of September 28, 2002, a Recording/Title Policy Omission still exists with respect to any Mortgage Loan that is then subject to the Pooling and Servicing Agreement, the Purchaser may, in its sole discretion, require the Seller to (and, at the direction of the Purchaser or its designee, the Seller shall) increase the amount of the Recording/Title Policy Omission Cash Deposit or the Recording/Title Policy Omission Credit, as applicable, maintained with the Purchaser or its designee with respect to such Mortgage Loan, such increase to be in an amount equal to 10% of the then outstanding principal balance of such Mortgage Loan. In furtherance of the two preceding sentences, the Purchaser or its designee shall establish one or more accounts (individually and collectively, the "Special Reserve Accounts"), each of which shall be an Eligible Account, and the Purchaser or its designee shall deposit any funds constituting all or part of a Recording/Title Policy Omission Cash Deposit into the Special Reserve Account within one Business Day of receipt. The Seller may direct the Purchaser or its designee to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser or its designee shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser or its designee shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the Purchaser or its designee from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser or its designee ; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording/Title Policy Omission Credit shall (i) entitle the Purchaser or its designee to draw upon the Recording/Title Policy Omission Credit on behalf of the Purchaser upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Purchaser or its designee, and
(iii) be issued by such issuer and containing such other terms as the Purchaser or its designee may reasonably require to make such Recording/Title Policy Omission Credit reasonably equivalent security to a Recording/Title Policy Omission Cash Deposit in the same amount. Once a Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit is established with respect to any Mortgage Loan, the Purchaser or its designee shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording/Title Policy Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Purchaser or its designee as a result of a Recording/Title Policy Omission in respect of such Mortgage Loan. The Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit or any unused balance thereof with respect to each Mortgage Loan will be released to the Seller by the Purchaser or its designee upon the earlier of the Seller's cure of all Recording/Title Policy Omissions with respect to such Mortgage Loan (provided that the Purchaser has been reimbursed with respect to all losses and expenses relating to Recording/Title Policy Omissions with respect to such Mortgage Loan) or such Mortgage Loan no longer being a part of the Trust Fund under the Pooling and Servicing Agreement. The rights to require and apply the proceeds of a Recording/Title Policy Omission Cash Deposit or Recording/Title Policy Omission Credit with respect to a Mortgage Loan under this Section 5(b) are in addition to the rights afforded with respect to a Breach or Document Defect under Section 5(a), and the exercise of rights with respect to a Mortgage Loan under this
Section 5(b) shall not preclude or otherwise limit the exercise of rights afforded with respect to a Breach or Document Defect under Section 5(a) or constitute a waiver thereof.

SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on the Closing Date.

                  The Closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

                  (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

                  (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

                  (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                  (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

                  Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

                  (a) This Agreement duly executed by the Purchaser and the Seller;

                  (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

                  (c) The Indemnification Agreement duly executed by the parties thereto;

                  (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                  (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and in the Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

                  (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

                  (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

                  (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

                  (k) A favorable opinion of in-house counsel to the Seller and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

                  (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

                  (m) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 8. Costs. __% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                     SELLER

                                     UBS PRINCIPAL FINANCE LLC



                                     By:  ___________________________________
                                           Name:
                                           Title:

                                     By:  ___________________________________
                                           Name:
                                           Title:
                                     Address for Notices:
                                     299 Park Avenue
                                     New York, New York  10171
                                     Attention:  Ahmed Alali
                                     Telecopier No.:  (212) 821-3162
                                     Telephone No.:  (212) 821-4782


                                    PURCHASER

                                    STRUCTURED ASSET SECURITIES
                                        CORPORATION

                                    By:  ___________________________________
                                          Name:
                                          Title

                                    Address for Notices:
                                    Structured Asset Securities Corporation
                                    Three World Financial Center
                                    New York, NY  10285
                                    Attention:  Tricia Hall
                                    Telecopier No.:  (212) 526-5911
                                    Telephone No.:  (212) 526-3746

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

MORTGAGE LOAN SCHEDULE (UBSPF LOANS)

LOANS: 45
BALANCE: $331,704,266

MORTGAGE    PROPERTY NAME                                   ADDRESS
LOAN NUMBER
---------------------------------------------------------------------------------------------------------------------
     1      Westfield Shoppingtown South Shore Mall         1701 Sunrise Highway
---------------------------------------------------------------------------------------------------------------------
     4      Exchange Park Center                            6303-6333 Forest Park Road
---------------------------------------------------------------------------------------------------------------------
     5      Tompkins Square Apartments                      190 E. 7th & 609 E. 6th Street
---------------------------------------------------------------------------------------------------------------------
     6      136 Madison                                     136 Madison Avenue
---------------------------------------------------------------------------------------------------------------------
     8      404 Fifth Avenue                                404 Fifth Avenue
---------------------------------------------------------------------------------------------------------------------
    12      Plaza at the Pointe                             1600 Quinn Drive
---------------------------------------------------------------------------------------------------------------------
    17      Ninigret Industrial Park Buildings              Various
---------------------------------------------------------------------------------------------------------------------
    18      111 Franklin Plaza                              111 Franklin Road
---------------------------------------------------------------------------------------------------------------------
    37      162-21 Jamaica Ave.                             162-21 Jamaica Ave.
---------------------------------------------------------------------------------------------------------------------
    38      75 South Broadway                               75 South Broadway
---------------------------------------------------------------------------------------------------------------------
    44      Grapevine I & II Prof. Bldg.                    3500 & 3600 William D. Tate Avenue
---------------------------------------------------------------------------------------------------------------------
    45      192 East 75th Street                            192 East 75th Street
---------------------------------------------------------------------------------------------------------------------
    53      6 Joanna Court                                  6 Joanna Court
---------------------------------------------------------------------------------------------------------------------
    56      Kennewick Plaza Shopping Ctr.                   2825 W. Kennewick Avenue
---------------------------------------------------------------------------------------------------------------------
    59      Arthur's Court Apartments                       4655 Glenwood Avenue
---------------------------------------------------------------------------------------------------------------------
    60      720 Monroe Street                               720 Monroe Street
---------------------------------------------------------------------------------------------------------------------
    62      Glenview Office Building                        3201 Old Glenview Road
---------------------------------------------------------------------------------------------------------------------
    65      River Run Shopping Center                       4956 Long Beach Road (Hwy. 133)
---------------------------------------------------------------------------------------------------------------------
    68      Gun Club Shopping Center                        4645 Gun Club Road
---------------------------------------------------------------------------------------------------------------------
    74      Peachtree Village of Ft. Smith                  1500, 1621 and 1701 South Fresno Street
---------------------------------------------------------------------------------------------------------------------
    82      Northwend Shopping Center                       9515 North Lamar Boulevard
---------------------------------------------------------------------------------------------------------------------
    86      Victorian Apartments                            3435 Webb Chapel Extension
---------------------------------------------------------------------------------------------------------------------
    89      Flairwood Apartments                            4361 Tchulahoma Road
---------------------------------------------------------------------------------------------------------------------
    92      South Pointe Shopping Center                    Highway 61 at Hennings Drive
---------------------------------------------------------------------------------------------------------------------
    93      Willow Creek Apartments                         4556 Winchester Road
---------------------------------------------------------------------------------------------------------------------
    95      Cartwheel Lodge of Gonzales                     1800 Cartwheel Drive
---------------------------------------------------------------------------------------------------------------------
    108     Poplar Apartments                               1449 & 1459 Poplar Street, 1848 & 1810-1816 Chessland Street
---------------------------------------------------------------------------------------------------------------------
    118     Fall River Apartments                           Various
---------------------------------------------------------------------------------------------------------------------
    121     Highpoint Village II                            201 South Clark Road
---------------------------------------------------------------------------------------------------------------------
    126     8706-8716 Astoria Boulevard                     8706-8716 Astoria Boulevard
---------------------------------------------------------------------------------------------------------------------
    136     Rosbough Drive                                  17535 Rosbough Drive
---------------------------------------------------------------------------------------------------------------------
    137     Hilltop Square Shopping Center                  6455 Hilltop Drive
---------------------------------------------------------------------------------------------------------------------
    138     Whalley Medical Prof. Bldg.                     399 and 419 Whalley Avenue
---------------------------------------------------------------------------------------------------------------------
    142     Interlachen Shopping Center                     1114 Highway 20
---------------------------------------------------------------------------------------------------------------------
    145     1425-1465 Washington Avenue                     Various
---------------------------------------------------------------------------------------------------------------------
    153     1501 Locust Street                              1501 Locust Street
---------------------------------------------------------------------------------------------------------------------
    156     Westgate Shopping Center                        3210 Crill Avenue
---------------------------------------------------------------------------------------------------------------------
    158     Thunderbird Plaza                               13806 North 51st Avenue
---------------------------------------------------------------------------------------------------------------------
    161     Elam Court Apartments                           15-45 Elam Street
---------------------------------------------------------------------------------------------------------------------
    162     Green Mountain and Hunt's Homestead Mobile HomesVarious
---------------------------------------------------------------------------------------------------------------------
    163     Avalon Meadows                                  2610 Old Iowa Park Drive
---------------------------------------------------------------------------------------------------------------------
    164     1334 Walnut Street                              1334 Walnut Street
---------------------------------------------------------------------------------------------------------------------
    165     34 Eagle Avenue                                 34 Eagle Avenue
---------------------------------------------------------------------------------------------------------------------
    166     Oak Creek Apartments                            3500 Decker Drive
---------------------------------------------------------------------------------------------------------------------
    167     Oak Park Apartments                             1308 First Street
---------------------------------------------------------------------------------------------------------------------
   Total
---------------------------------------------------------------------------------------------------------------------



                                     ZIP      CUT-OFF DATE    MONTHLY P&I  MORTGAGE
CITY                           STATE CODE        BALANCE       PAYMENT       RATE
-----------------------------------------------------------------------------------
Bay Shore                       NY    11706    85,932,281.57   644,284.70    8.177
-----------------------------------------------------------------------------------
Dallas                          TX    75245    26,956,282.23   211,445.65    8.700
-----------------------------------------------------------------------------------
New York                        NY    10009    26,917,209.21   204,837.54    8.350
-----------------------------------------------------------------------------------
New York                        NY    10016    22,439,000.36   173,324.55    8.520
-----------------------------------------------------------------------------------
New York                        NY    10018    18,186,494.03   139,942.25    8.500
-----------------------------------------------------------------------------------
North Fayette Township          PA    15071    14,312,656.52   111,041.10    8.550
-----------------------------------------------------------------------------------
Salt Lake City                  UT    84104    11,990,799.86    91,590.12    8.420
-----------------------------------------------------------------------------------
Roanoke                         VA    24011    11,980,569.86    93,975.85    8.700
-----------------------------------------------------------------------------------
Jamaica                         NY    11432     7,191,051.62    56,745.31    8.770
-----------------------------------------------------------------------------------
White Plains                    NY    10601     7,087,433.86    54,291.24    8.440
-----------------------------------------------------------------------------------
Grapevine                       TX    76051     6,687,702.48    50,712.17    8.330
-----------------------------------------------------------------------------------
New York                        NY    10021     6,687,337.53    50,287.77    8.240
-----------------------------------------------------------------------------------
East Brunswick                  NJ    08816     5,985,290.05    45,583.16    8.370
-----------------------------------------------------------------------------------
Kennewick                       WA    99336     5,792,341.72    44,946.84    8.585
-----------------------------------------------------------------------------------
Decatur                         GA    30035     5,309,464.01    37,410.00    7.560
-----------------------------------------------------------------------------------
Hoboken                         NJ    07030     5,288,314.50    44,404.84    8.980
-----------------------------------------------------------------------------------
Wilmette                        IL    60091     5,013,091.35    38,150.53    8.380
-----------------------------------------------------------------------------------
Southport                       NC    28461     4,937,971.97    37,710.96    8.400
-----------------------------------------------------------------------------------
West Palm Beach                 FL    33415     4,796,125.16    36,195.86    8.290
-----------------------------------------------------------------------------------
Ft. Smith                       AR    72901     4,479,615.99    37,486.89    8.910
-----------------------------------------------------------------------------------
Austin                          TX    78753     3,581,786.83    28,321.22    8.750
-----------------------------------------------------------------------------------
Dallas                          TX    75220     3,292,065.03    26,315.45    8.900
-----------------------------------------------------------------------------------
Memphis                         TN    38118     3,266,248.06    25,367.83    8.580
-----------------------------------------------------------------------------------
Sikeston                        MO    63801     3,234,635.70    24,416.16    8.250
-----------------------------------------------------------------------------------
Memphis                         TN    38118     3,179,794.14    24,322.31    8.375
-----------------------------------------------------------------------------------
Gonzales                        TX    78629     3,134,007.25    28,624.07   10.000
-----------------------------------------------------------------------------------
Pittsburgh                      PA    15205     2,423,155.78    18,543.13    8.440
-----------------------------------------------------------------------------------
Various                         MA   Various    2,155,816.65    18,162.45    9.500
-----------------------------------------------------------------------------------
Cedar Hill                      TX    75104     1,996,530.86    15,378.27    8.500
-----------------------------------------------------------------------------------
Jackson Heights                 NY    11369     1,896,663.36    14,762.45    8.625
-----------------------------------------------------------------------------------
Middleburg Heights              OH    44130     1,683,790.53    13,051.85    8.580
-----------------------------------------------------------------------------------
North Richland Hills            TX    76180     1,595,256.29    13,128.04    9.220
-----------------------------------------------------------------------------------
New Haven                       CT    06510     1,572,712.19    12,672.81    9.000
-----------------------------------------------------------------------------------
Interlachen                     FL    32148     1,535,963.47    11,994.40    8.640
-----------------------------------------------------------------------------------
Albany                          NY    12206     1,497,237.25    12,361.88    9.270
-----------------------------------------------------------------------------------
Philadelphia                    PA    19106     1,118,083.46     8,643.60    8.540
-----------------------------------------------------------------------------------
Palatka                         FL    32177     1,037,274.00     8,100.12    8.640
-----------------------------------------------------------------------------------
Glendale                        AZ    85306       941,868.60     7,502.93    8.875
-----------------------------------------------------------------------------------
New Britain                     CT    06053       818,487.40     6,969.91    9.625
-----------------------------------------------------------------------------------
Various                         Var  Various      795,500.70     7,006.01    8.625
-----------------------------------------------------------------------------------
Wichita Falls                   TX    76305       769,486.37     6,057.59    8.750
-----------------------------------------------------------------------------------
Philadelphia                    PA    19107       698,802.16     5,402.25    8.540
-----------------------------------------------------------------------------------
Paterson                        NJ    07503       511,221.23     4,073.70    8.875
-----------------------------------------------------------------------------------
Baytown                         TX    77520       499,374.45     3,933.50    8.750
-----------------------------------------------------------------------------------
Galena Park                     TX    77547       497,470.42     3,933.50    8.750
-----------------------------------------------------------------------------------
                                              331,704,266.06
-----------------------------------------------------------------------------------


REMAINING    STATED      REMAINING     INTEREST                   PRIMARY   FEE SIMPLE
TERM TO      MATURITY    AMORTIZATION  ACCRUAL     ADMINISTRATIVE SERVICING OR GROUND
MATURITY     DATE        TERM          BASIS       COST RATE      FEE RATE  LEASE FLAG
--------------------------------------------------------------------------------------
    351       12/11/29        352        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    356        5/11/30        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    353        2/11/30        354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    354        3/11/30        354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    358        7/11/30        358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    111       12/11/09        351        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    358        7/11/30        358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    356        5/11/30        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    357        6/11/30        357        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    356        5/11/30        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    356        5/11/30        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    356        5/11/30        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    355        4/11/30        355        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    357        6/11/30        357        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    117        6/11/10        357        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    297        6/11/25        297        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    358        7/11/30        358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    115        4/6/10         355        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    358        7/11/30        358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    294        3/11/25        294        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    109        10/6/09        349        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    354        3/11/30        354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    354        3/6/30         354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    111        12/6/09        351        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    108        9/6/09         348        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    112        1/11/10        292        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    118        7/11/10        358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    114        3/11/10        354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    116        5/11/10        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    118        7/11/10        358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    358        7/6/30         358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    353        2/11/30        353        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    116        5/11/10        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    114        3/11/10        354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    175        4/11/15        355        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    116        5/11/10        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    114        3/11/10        354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    117        6/11/10        357        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    114        3/11/10        354        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    116        5/11/10        236        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    118        7/11/10        358        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    116        5/11/10        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    116        5/11/10        356        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    117        6/11/10        357        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------
    109       10/11/09        349        Act/360       0.0833      0.0500   Fee Simple
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------


                                                                              ARD
                                   ARD             ANTICIPATED             ADDITIONAL      CREDIT LEASE LOAN           LEASE
MORTGAGE                        MORTGAGE            REPAYMENT               INTEREST        (TENANT, GUARANTOR,     ENHANCEMENT
LOAN SELLER   DEFEASANCE          LOAN                DATE                   RATE (%)        RATED PARTY)              POLICY
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF                              Yes              12/11/09                  2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              5/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF                              Yes              2/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              3/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              7/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              7/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              5/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              6/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              5/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              5/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              5/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              4/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF                              Yes              6/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              6/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              7/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              7/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              3/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              3/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes               3/6/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes               7/6/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance           Yes              2/11/10                   2.00
-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF         Defeasance

-----------------------------------------------------------------------------------------------------------------------------------
UBSPF

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


RESIDUAL
VALUE                                                                 MORTGAGE LOAN
INSURANCE         CROSS COLLATERALIZED                                SELLER LOAN ID
----------------------------------------------------------------------------------------------------
                  No                                                  LG-6133
----------------------------------------------------------------------------------------------------
                  No                                                  6439
----------------------------------------------------------------------------------------------------
                  No                                                  6165
----------------------------------------------------------------------------------------------------
                  No                                                  5187
----------------------------------------------------------------------------------------------------
                  No                                                  6412
----------------------------------------------------------------------------------------------------
                  No                                                  5616
----------------------------------------------------------------------------------------------------
                  No                                                  6254
----------------------------------------------------------------------------------------------------
                  No                                                  6059
----------------------------------------------------------------------------------------------------
                  No                                                  6058
----------------------------------------------------------------------------------------------------
                  No                                                  6442
----------------------------------------------------------------------------------------------------
                  No                                                  6076
----------------------------------------------------------------------------------------------------
                  No                                                  6286
----------------------------------------------------------------------------------------------------
                  No                                                  6481
----------------------------------------------------------------------------------------------------
                  No                                                  6252
----------------------------------------------------------------------------------------------------
                  No                                                  5159
----------------------------------------------------------------------------------------------------
                  No                                                  6482
----------------------------------------------------------------------------------------------------
                  No                                                  5866
----------------------------------------------------------------------------------------------------
                  No                                                  5739
----------------------------------------------------------------------------------------------------
                  No                                                  5819
----------------------------------------------------------------------------------------------------
                  No                                                  6050
----------------------------------------------------------------------------------------------------
                  No                                                  5504
----------------------------------------------------------------------------------------------------
                  No                                                  6307
----------------------------------------------------------------------------------------------------
                  No                                                  6246
----------------------------------------------------------------------------------------------------
                  No                                                  5116
----------------------------------------------------------------------------------------------------
                  No                                                  5603
----------------------------------------------------------------------------------------------------
                  No                                                  6009
----------------------------------------------------------------------------------------------------
                  No                                                  6321
----------------------------------------------------------------------------------------------------
                  No                                                  5424
----------------------------------------------------------------------------------------------------
                  No                                                  6316
----------------------------------------------------------------------------------------------------
                  No                                                  6466
----------------------------------------------------------------------------------------------------
                  No                                                  6459
----------------------------------------------------------------------------------------------------
                  No                                                  6121
----------------------------------------------------------------------------------------------------
                  No                                                  6195
----------------------------------------------------------------------------------------------------
                  Yes - Putnam Centers                                6022
----------------------------------------------------------------------------------------------------
                  No                                                  6151
----------------------------------------------------------------------------------------------------
                  No                                                  6221
----------------------------------------------------------------------------------------------------
                  Yes - Putnam Centers                                6021
----------------------------------------------------------------------------------------------------
                  No                                                  6429
----------------------------------------------------------------------------------------------------
                  No                                                  6202
----------------------------------------------------------------------------------------------------
                  No                                                  5932
----------------------------------------------------------------------------------------------------
                  No                                                  6282
----------------------------------------------------------------------------------------------------
                  No                                                  6222
----------------------------------------------------------------------------------------------------
                  No                                                  6363
----------------------------------------------------------------------------------------------------
                  No                                                  5927
----------------------------------------------------------------------------------------------------
                  No                                                  5612
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                  Except as set forth on the schedule of exceptions, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

                     (i) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date, and the Mortgage Loan Schedule meets the requirements of this Agreement in all material respects.

                     (ii) If such Mortgage Loan was originated by the Seller or another Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or another Affiliate of the Seller, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan. No action has been taken by the Seller or, to its knowledge, any prior holder of such Mortgage Loan, that would cause the representations and warranties made by the related Mortgagor in the related Mortgage Loan documents not to be true and correct in any material respect.

                     (iii) The Seller owns such Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, encumbrances or security interests of any nature encumbering such Mortgage Loan; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan; and the Seller has validly and effectively conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature. Such Mortgage Loan is properly endorsed as provided in this Agreement and such endorsement is genuine.

                     (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                     (v) Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements and instruments executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (in the case of the related Mortgage Note, Mortgage(s) and Assignment(s) of Leases) a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination; and the Mortgage Loan is non-recourse to the Mortgagor or any other Person.

                     (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith; and, as of the Cut-off Date, to the Seller's knowledge, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements; and, to the knowledge of the Seller, no such claim has been asserted.

                     (vii) The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such documents in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                     (viii) Each related Mortgage is a valid and, subject to the limitation in paragraph (v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon and fixtures thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (A) liens for real estate taxes and special assessments, ground rents (if applicable), water charges and sewer rents not yet due and 30 days' delinquent, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal (if any) of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (C) exceptions and exclusions specifically referred to in the lender's title policy, a pro forma title policy or a marked-up commitment issued with respect to such Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"); and such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note. If the related Mortgaged Property is currently operated as a nursing facility or a hospitality property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

                     (ix) The related Mortgage Loan Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being consistent with the practices of prudent commercial mortgage lenders), which personal property includes, in the case of healthcare facilities and hotel properties, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that is owned by the related Mortgagor and necessary or material to the operation of the subject Mortgaged Property (or, if not filed and/or recorded, the related Mortgage Loan Seller has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing.

                     (x) All taxes, governmental assessments, ground rents, water charges or sewer rents, assessments for improvements and similar charges that (A) could become a lien on any related Mortgaged Property of priority equal to or higher than the lien of the related Mortgage and (B) prior to the Cut-off Date became due and owing in respect of, and materially affect, any related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.

                     (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and each such Mortgaged Property was free of material damage; and, as of the Cut-off Date, to the actual knowledge of the Seller, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage.

                     (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company qualified or licensed in the applicable jurisdiction, as required, insuring the originator of such Mortgage Loan, its successors and assigns, that each related Mortgage constitutes a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially or adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), or there is a binding commitment from such title insurer to issue such policy; such title insurance policy (or, if not issued, the coverage to be provided thereby) is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, without the consent of the insurer; no claims have been made under such title insurance and neither the Seller nor, to the best of the Seller's knowledge, any prior mortgagee has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; and the Seller has no knowledge of any fact or circumstance that would impair such coverage such policy or commitment contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property, and (C) that the area shown on the survey materially conforms to the legal description of the related Mortgaged Property. The related Mortgage has been submitted for recordation in the applicable jurisdiction, the full amount of the related Mortgage has been recorded on the related Mortgaged Property and all applicable mortgage recording taxes have been paid. If the related Mortgaged Property consists of more than one parcel used as a single tract, than either (A) such parcels are contiguous or (B) the failure of such parcels to be contiguous does not materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage or materially and adversely interfere with the current use or operation of the related Mortgaged Property.

                     (xiii) As of the date of its origination and, to the best of the Seller's knowledge, as of the Cut-off Date, all insurance required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property; the related Mortgage required that such insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and included (A) fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, together with an "agreed value endorsement"), (B) a business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and
         (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable loss (based on the seismic assessment, the probable maximum loss values were expressed in terms of a mean recurrence interval or a probability of exceedance; the mean recurrence interval (e.g. 475 years) is an expression of the average period of time, expressed in years, between the occurrence of earthquakes which produces effects of the same, or greater, severity; the probability of exceedance (e.g. 10% in 50 years) is a statistical representation of the chance that earthquake effects exceeding a given severity will be experienced at the site within a specified number of years) or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related insurance policies provide that they may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VIII" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical rating agency, or for certain Mortgage Loans with Cut-off Date Balance of less than $3 million, by a carrier acceptable to the lender; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan. If the related Mortgaged Property is located in the State of California or in "seismic zone" 3 or 4, then either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained.

                     If any portion of the improvements on the related Mortgaged Property was, at the time of origination, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program (an "SPF Area"), and flood insurance was available, a flood insurance policy meeting the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable actual cash value of those improvements located on the related Mortgaged Property that are, in whole or in part, in an SPF Area, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the insurable replacement cost of those improvements located on the related Mortgaged Property that are, in whole or in part, in an SPF Area.

                     (xiv) Other than payments due but not yet 30 days or more delinquent, there is, to the best of Seller's knowledge, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation or warranty made in this Exhibit. The Seller has not waived (and to its knowledge, no prior holder has) any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of such Mortgage Loan, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

                     (xv) As of the Cut-off Date, such Mortgage Loan is not, and since the date of origination has not been, 30 days or more past due in respect of any Scheduled Payment (without giving effect to any grace period).

                     (xvi) Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term of such Mortgage Loan (except if such Mortgage Loan is an ARD Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                     (xvii) Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit any related Mortgaged Property to secure any other promissory note or obligation (other than another Mortgage Loan in the Trust), without either (A) the prior written consent of the holder of such Mortgage Loan or (B) the satisfaction of conditions such as the execution and delivery of a subordination and standstill agreement and a minimum combined debt service coverage ratio.

                     (xviii) Such Mortgage Loan is or constitutes part of a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof , the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan, and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (A)(1) and (A)(2) of this paragraph (xviii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). Such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (a) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.1001-3 or (b) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof).

                     (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2).

                     (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s), has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments met ASTM requirements; and none of the environmental reports identify any circumstances or conditions that would (A) constitute or result in a violation of any applicable environmental laws, (B) require any expenditure material in relation to the principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any environmental laws, or (C) require substantial cleanup, remedial action or other material response under any environmental laws, or if such report does identify such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit has been provided for purposes of effecting such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

                     If such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, then: (A) the Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property; and (B) the related Mortgagor or an Affiliate thereof has agreed to indemnify the mortgagee under such Mortgage Loan against any losses, liabilities, damages, claims and reasonable out-of-pocket expenses suffered or incurred by such Mortgagee resulting from a breach of certain of those representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                     The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of the Mortgage Loan to liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

                     (xxi) The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                     (xxii) To the Seller's knowledge, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, the related Mortgagor is not (and, at the time of origination of such Mortgage Loan, was not) a debtor in, and the related Mortgaged Property is not subject to, any bankruptcy, reorganization, insolvency or comparable proceeding.

                     (xxiii) Such Mortgage Loan is secured by a mortgage on a fee simple interest in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

                     (xxiv) Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Loan, in which case it may occur only after the related Anticipated Repayment Date.

                     (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property. Other than through foreclosure or similar enforcement proceedings, the indebtedness evidenced by the Mortgage Loan is not convertible into an ownership interest in the related Mortgaged Property or the related Mortgagor.

                     (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is encumbered by a lien in connection with subordinate or pari passu financing; no such consent has been granted by the Seller. To the Seller's knowledge, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multi-family mortgage lenders, no related Mortgaged Property is encumbered by a lien in connection with subordinate or pari passu financing.

                     (xxvii) Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage, and except with respect to one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

                     (xxviii) Unless such Mortgage Loan is the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Westfield Shoppingtown South Shore, such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the aggregate Cut-off Date Balance of the Mortgage Pool.

                     (xxix) Except as set forth in a written instrument included in the related Mortgage File, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage to an extent, which in any such event materially interferes with the security intended to be provided by such document or instrument; and no instrument that is not part of the Mortgage File has been executed that would effect any such waiver, modification, satisfaction, cancellation, rescission or release.

                     (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the seven-month period prior to the related origination date.

                     (xxxi) Except in cases where either (A) a release of a portion of the related Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan, or (B) the release is conditioned upon the satisfaction of certain underwriting and legal requirements or the payment of a release price or (C) or the release is conditioned on the delivery, in accordance with the terms of the Mortgage Loan documents, of Defeasance Collateral in the form of U.S. government securities, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

                     (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property or across any easements to an extent which would have a material adverse affect on the related Mortgagor's current use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

                     (xxxiii) The related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

                     (xxxiv) If such Mortgage Loan has a Cut-off Date Balance in excess of $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents, (E) has its own books and records separate and apart from any other Person, and (F) holds itself out as a legal entity, separate and apart from any other Person.

                     (xxxv) No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                     (xxxvi) To the Seller's actual knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                     (xxxvii) Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                     (xxxviii) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                     (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                     (xl) If such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund and so identified on the Mortgage Loan Schedule; and the security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

                     (xli) All liens on and security interests in any material items of collateral securing such Mortgage Loan have been assigned to the Trustee.

                     (xlii) One or more engineering assessments were performed by an Independent engineering consulting firm on behalf of the Seller or one of its Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

                     (xliii) All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited.

                     (xliv) The related Mortgagor has represented to the Seller that, and to the knowledge of the Seller, including based on due diligence performed at the time of origination of such Mortgage Loan that was the type of due diligence customarily performed by prudent institutional commercial and multi-family mortgage lenders, as of the date of origination of such Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect. If the related Mortgaged Property is improved by a hotel, the most recent inspection report or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations, that is in the possession of the Seller, did not cite such Mortgaged Property for material violations that have not been cured or as to which a plan of correction has not been submitted to and accepted by such governmental authorities. In addition, if the related Mortgaged Property is improved by a health care facility, then attached hereto as Schedule I-xlvii is, to the Seller's knowledge, the most recent inspection report or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations, that is in the possession of the Seller, and such report or survey did not cite such Mortgaged Property for material violations that have not been cured or as to which a plan of correction has not been submitted to and accepted by such governmental authorities.

                     (xlv) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

                     (xlvi) Such Mortgage Loan is secured in whole or in material part by a fee simple interest.

                     (xlvii)   RESERVED.

                     (xlviii) If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                     (xlix) Each related Mortgaged Property (a) constitutes one or more complete separate tax lots or (b) is subject to an endorsement under the related title insurance policy or if neither (a) nor (b) applies, taxes for the other property have been escrowed; and each related Mortgaged Property is served by a public water system, a public sewer (or, alternatively, a septic) system, and other customary public utility facilities.

                     (l) (1) If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance, (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury Regulation ss.1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 125% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a Single-Purpose Entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest, or
         (C) provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

                     (li) No Person has been granted or conveyed the right to service such Mortgage Loan or receive any consideration in connection therewith except as contemplated in this Agreement or as has been terminated.

                     (lii) To the Seller's knowledge, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage. The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded or escrowed for.

                     (liii) The Due Date for each Mortgage Loan is scheduled to be the first day, the first business day, the sixth day or the eleventh day of the month.

                     (liv) Subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (vii) above, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related Mortgage or such Assignment of Leases provides for the appointment of a receiver for rents, or allows the mortgagee to enter into possession to collect rents or provides for rents to be paid directly to the mortgagee in the event of a default.

                     (lv) To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                     (lvi)     RESERVED.

                     (lvii) If such Mortgage Loan has a Cut-off Date Balance of $15 million or more and is identified on Schedule III-lvii hereto, an entity (or individual) other than the related Mortgagor has agreed to be jointly and severally liable with the related Mortgagor for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any intentional fraud or material intentional misrepresentation by the related Mortgagor and (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that, instead of any breach described in clause (B) of this paragraph, such entity (or individual) may instead cover liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

                     (lviii) if such Mortgage Loan has a Cut-off Date Balance of $15 million or more and is identified on Schedule [ ] hereto as having a "hard lock-box account", (A) the related lock-box account was established as of the Closing Date, (B) the related lock-box account is under the control of the mortgagee or its designee, and (C) either the tenants or the property manager of the related Mortgaged Property remit payments directly to such lock-box account.

                     (lix) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                      EXCEPTIONS TO MORTGAGE LOAN SELLER'S
                         REPRESENTATIONS AND WARRANTIES

                  Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:

(xiii): Loan No. 95, Cartwheel Lodge of Gonzales - This representation is true and accurate except that the insurance policies described in clauses (A), (B) and (C) of this representation are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:V" from A.M. Best Company or at least "BB" from a nationally recognized statistical agency.

(xx): Loan No. 82, Northwend Shopping Center - This representation is true and accurate except that the environmental site assessment was performed prior to the 12-month period preceding the Cut-off Date.

                  Loan No. 92, South Pointe Shopping Center - This representation is true and accurate except that the environmental site assessment was performed prior to the 12-month period preceding the Cut-off Date.

                  Loan No. 93, Willow Creek Apartments - This representation is true and accurate except that the environmental site assessment was performed prior to the 12-month period preceding the Cut-off Date.

                  Loan No. 167, Oak Park Apartments - This representation is true and accurate except that the environmental site assessment was performed prior to the 12-month period preceding the Cut-off Date.


(xlii): Loan No. 1, Westfield Shoppingtown South Shore - This representation is true and accurate except that the engineering assessment was performed prior to the 12-month period preceding the Cut-off Date.

                  Loan No. 82, Northwend Shopping Center - This representation is true and accurate except that the engineering assessment was performed prior to the 12-month period preceding the Cut-off Date.

                  Loan No. 92, South Pointe Shopping Center - This representation is true and accurate except that the engineering assessment was performed prior to the 12-month period preceding the Cut-off Date.

                  Loan No. 93, Willow Creek Apartments - This representation is true and accurate except that the engineering assessment was performed prior to the 12-month period preceding the Cut-off Date.

                  Loan No. 167, Oak Park Apartments - This representation is true and accurate except that the engineering assessment was performed prior to the 12-month period preceding the Cut-off Date.